unum GROUP

Fourth Quarter 2024

Statistical Supplement

Unum Group
Statistical Supplement Fourth Quarter 2024

 TABLE OF CONTENTS
(in millions of dollars, except share data and where noted)
Interim Results are Unaudited

Page
Financial Highlights	1
Capital Metrics	2
Ratings	3
Consolidated Statements of Income	4
Sales Data by Segment	5
Consolidated Balance Sheets	6
Financial Results by Segment	7
Quarterly Historical Financial Results by Segment	8
Financial Results and Selected Statistics by Segment
Unum US	9
Unum International	10
Colonial Life	11
Closed Block	12
Corporate	13
Investments	14
Appendix to Statistical Supplement	15

See "Appendix to Statistical Supplement" on page 15 for a summary of significant items and page 15.3 for a reconciliation of our non-GAAP financial measures.

N.M. = not a meaningful percentage

Unum Group Financial Highlights

	Three Months Ended		Year Ended
	12/31/2024	12/31/2023	12/31/2024	12/31/2023	12/31/2022
Consolidated U.S. GAAP Results¹
Premium Income	$2,631.1	$2,551.7	$10,497.4	$10,046.0	$9,616.5

Adjusted Operating Revenue	$3,246.7	$3,151.1	$12,921.9	$12,421.9	$11,999.8
Net Investment Loss	(10.1)	(6.0)	(34.6)	(36.0)	(15.7)
Total Revenue	$3,236.6	$3,145.1	$12,887.3	$12,385.9	$11,984.1

Net Income	$348.7	$330.6	$1,779.1	$1,283.8	$1,407.2
Net Income Per Common Share:
Basic	$1.93	$1.70	$9.49	$6.53	$7.01
Assuming Dilution	$1.92	$1.69	$9.46	$6.50	$6.96

Assets			$61,959.3	$63,255.2	$61,148.5
Liabilities			$50,998.2	$53,603.8	$52,413.5
Stockholders' Equity			$10,961.1	$9,651.4	$8,735.0
Adjusted Stockholders' Equity			$12,801.6	$12,292.6	$11,459.1

Adjusted Operating Return on Equity
Unum US	23.0%	24.3%	25.2%	23.1%	16.4%
Unum International	14.6%	16.1%	15.6%	16.5%	20.7%
Colonial Life	20.2%	15.5%	19.7%	18.1%	19.9%
Core Operating Segments	21.4%	21.1%	22.7%	21.2%	17.7%
Consolidated	11.4%	11.5%	12.7%	12.7%	11.8%

Traditional U.S. Life Insurance Companies' Statutory Results[2]
Net Gain from Operations, After Tax	$304.8	$228.9	$1,337.0	$1,351.5	$965.4
Net Realized Capital Gain (Loss), After Tax	(13.7)	(17.0)	(14.6)	(21.6)	—

Net Income	$291.1	$211.9	$1,322.4	$1,329.9	$965.4

Capital and Surplus			$3,911.1	$3,751.3	$3,816.3

Weighted Average Risk-based Capital Ratio			~ 430%	~ 415%	~ 420%

[1] Generally Accepted Accounting Principles
[2] Our traditional U.S. life insurance companies are Provident Life and Accident Insurance Company, Unum Life Insurance Company of America, First Unum Life Insurance Company, Colonial Life & Accident Insurance Company, The Paul Revere Life Insurance Company, Unum Insurance Company, Provident Life and Casualty Insurance Company, and Starmount Life Insurance Company.

Unum Group Capital Metrics

	12/31/2024		12/31/2023		12/31/2022
	(in millions)	per share	(in millions)	per share	(in millions)	per share
Total Stockholders' Equity (Book Value)	$10,961.1	$61.38	$9,651.4	$49.91	$8,735.0	$44.17
Excluding:
Net Unrealized Loss on Securities	(2,755.2)	(15.43)	(1,919.1)	(9.92)	(3,028.4)	(15.31)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	1,185.4	6.64	(648.4)	(3.35)	313.9	1.59
Net Loss on Derivatives	(270.7)	(1.51)	(73.7)	(0.39)	(9.6)	(0.05)
Subtotal	12,801.6	71.68	12,292.6	63.57	11,459.1	57.94
Excluding:
Foreign Currency Translation Adjustment	(343.0)	(1.93)	(321.1)	(1.66)	(390.1)	(1.98)
Subtotal	13,144.6	73.61	12,613.7	65.23	11,849.2	59.92
Excluding:
Unrecognized Pension and Postretirement Benefit Costs	(340.2)	(1.90)	(345.7)	(1.79)	(334.1)	(1.69)
Total Stockholders' Equity, Excluding Accumulated Other Comprehensive Loss	$13,484.8	$75.51	$12,959.4	$67.02	$12,183.3	$61.61

Dividends Paid	$296.6	$1.57	$277.1	$1.39	$255.3	$1.26

	Three Months Ended		Year Ended
	12/31/2024	12/31/2023	12/31/2024	12/31/2023	12/31/2022
Shares Repurchased (millions)	6.0	1.8	15.7	5.7	5.7
Cost of Shares Repurchased (millions)[1]	$474.5	$76.6	$979.3	$252.0	$200.1
Price (UNM closing price on last trading day of period)			$73.03	$45.22	$41.03

Leverage Ratio			22.9%	22.1%	23.4%

Holding Company Liquidity (millions)			$1,987	$1,650	$1,571

[1]Includes $80.3 million related to shares which settled in February 2025 in connection with the November 2024 accelerated share repurchase agreement (ASR) for the three months and year ended December 31, 2024, commissions of a de minimis amount for the three months ended December 31, 2024 and 2023, and year ended December 31, 2024, and $0.1 million for the years ended December 31, 2023 and 2022. There was excise tax of $3.5 million and $8.3 million for the three months and year ended December 31, 2024, respectively, $0.7 million, and $1.9 million for the three months and year ended December 31, 2023, respectively, and no excise tax for the three months ended or year ended December 31, 2022.

Unum Group Ratings

	AM Best	Fitch	Moody's	S&P
Outlook	Stable	Positive	Stable	Stable

Senior Unsecured Debt Ratings	bbb+	BBB	Baa2	BBB

Financial Strength Ratings
Provident Life and Accident Insurance Company	A	A	A2	A
Unum Life Insurance Company of America	A	A	A2	A
First Unum Life Insurance Company	A	A	A2	A
Colonial Life & Accident Insurance Company	A	A	A2	A
The Paul Revere Life Insurance Company	A	A	A2	A
Unum Insurance Company	A	A	A2	NR
Provident Life and Casualty Insurance Company	A	A	NR	NR
Starmount Life Insurance Company	A	NR	NR	NR
Unum Limited	NR	NR	NR	A-

NR = not rated

Unum Group Consolidated Statements of Income

	Three Months Ended		Year Ended
	12/31/2024	12/31/2023	12/31/2024	12/31/2023	12/31/2022
Revenue
Premium Income	$2,631.1	$2,551.7	$10,497.4	$10,046.0	$9,616.5
Net Investment Income	543.6	530.8	2,130.0	2,096.7	2,122.2
Net Investment Loss	(10.1)	(6.0)	(34.6)	(36.0)	(15.7)
Other Income	72.0	68.6	294.5	279.2	261.1
Total Revenue	3,236.6	3,145.1	12,887.3	12,385.9	11,984.1

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	1,861.2	1,820.1	6,917.9	7,257.1	6,994.6
Commissions	310.8	300.4	1,258.6	1,170.1	1,086.4
Interest and Debt Expense	52.5	49.2	201.1	194.8	188.5
Cost Related to Early Retirement of Debt	—	—	—	—	4.2
Deferral of Acquisition Costs	(156.2)	(164.7)	(651.5)	(632.2)	(556.9)
Amortization of Deferred Acquisition Costs	133.1	122.7	521.0	481.4	421.1
Other Expenses	589.7	588.7	2,388.9	2,274.6	2,096.2
Total Benefits and Expenses	2,791.1	2,716.4	10,636.0	10,745.8	10,234.1

Income Before Income Tax	445.5	428.7	2,251.3	1,640.1	1,750.0
Income Tax Expense	96.8	98.1	472.2	356.3	342.8

Net Income	$348.7	$330.6	$1,779.1	$1,283.8	$1,407.2

Weighted Average Shares Outstanding
Basic	181.0	194.7	187.5	196.7	200.6
Assuming Dilution	181.6	195.5	188.1	197.6	202.1

Actual Number of Shares Outstanding			178.6	193.4	197.8

Unum Group Sales Data for Unum US Segment

	Three Months Ended			Year Ended
	12/31/2024	12/31/2023	% Change	12/31/2024	12/31/2023	12/31/2022
Sales by Product
Group Disability and Group Life and AD&D
Group Long-term Disability	$154.5	$136.6	13.1%	$298.3	$292.7	$295.3
Group Short-term Disability	122.4	112.4	8.9	216.5	229.5	184.3
Group Life and AD&D	210.3	152.5	37.9	361.5	305.4	232.4
Subtotal	487.2	401.5	21.3	876.3	827.6	712.0
Supplemental and Voluntary
Voluntary Benefits	60.7	50.7	19.7	293.7	263.2	238.7
Individual Disability	25.6	27.9	(8.2)	101.7	108.9	90.8
Dental and Vision	51.9	41.6	24.8	95.3	84.1	73.8
Subtotal	138.2	120.2	15.0	490.7	456.2	403.3
Total Sales	$625.4	$521.7	19.9	$1,367.0	$1,283.8	$1,115.3

Sales by Market Sector
Group Disability and Group Life and AD&D
Core Market (< 2,000 employees)	$265.5	$266.2	(0.3)%	$512.6	$521.3	$457.5
Large Case Market	221.7	135.3	63.9	363.7	306.3	254.5
Subtotal	487.2	401.5	21.3	876.3	827.6	712.0
Supplemental and Voluntary	138.2	120.2	15.0	490.7	456.2	403.3
Total Sales	$625.4	$521.7	19.9	$1,367.0	$1,283.8	$1,115.3

Unum Group Sales Data for Unum International Segment

	Three Months Ended			Year Ended
(in millions of dollars)	12/31/2024	12/31/2023	% Change	12/31/2024	12/31/2023	12/31/2022
Sales by Product
Unum UK
Group Long-term Disability	$7.0	$9.3	(24.7)%	$47.3	$48.3	$43.3
Group Life	15.2	11.6	31.0	68.3	61.4	55.5
Supplemental	4.8	4.0	20.0	34.9	28.0	17.1
Unum Poland	11.8	9.4	25.5	36.4	33.2	17.8
Total Sales	$38.8	$34.3	13.1	$186.9	$170.9	$133.7

Sales by Market Sector
Unum UK
Group Long-term Disability and Group Life
Core Market (< 500 employees)	$11.1	$10.9	1.8%	$41.8	$51.2	$42.7
Large Case Market	11.1	10.0	11.0	73.8	58.5	56.1
Subtotal	22.2	20.9	6.2	115.6	109.7	98.8
Supplemental	4.8	4.0	20.0	34.9	28.0	17.1
Unum Poland	11.8	9.4	25.5	36.4	33.2	17.8
Total Sales	$38.8	$34.3	13.1	$186.9	$170.9	$133.7

(in millions of pounds)
Unum UK Sales by Product
Group Long-term Disability	£5.5	£7.5	(26.7)%	£37.2	£38.8	£34.5
Group Life	11.9	9.3	28.0	53.4	49.4	45.4
Supplemental	3.7	3.3	12.1	27.5	22.6	13.5
Total Sales	£21.1	£20.1	5.0	£118.1	£110.8	£93.4

Unum UK Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 employees)	£8.7	£8.7	—%	£32.8	£41.2	£34.4
Large Case Market	8.7	8.1	7.4	57.8	47.0	45.5
Subtotal	17.4	16.8	3.6	90.6	88.2	79.9
Supplemental	3.7	3.3	12.1	27.5	22.6	13.5
Total Sales	£21.1	£20.1	5.0	£118.1	£110.8	£93.4

5. 1

Unum Group Sales Data for Colonial Life Segment

	Three Months Ended			Year Ended
	12/31/2024	12/31/2023	% Change	12/31/2024	12/31/2023	12/31/2022
Sales by Product
Accident, Sickness, and Disability	$111.2	$115.0	(3.3)%	$326.3	$329.5	$310.6
Life	44.8	45.8	(2.2)	127.9	132.1	121.5
Cancer and Critical Illness	29.4	28.7	2.4	78.0	78.0	76.0
Total Sales	$185.4	$189.5	(2.2)	$532.2	$539.6	$508.1

Sales by Market Sector
Commercial
Core Market (< 1,000 employees)	$111.5	$115.8	(3.7)%	$331.9	$347.4	$332.4
Large Case Market	27.8	30.0	(7.3)	65.1	62.3	58.1
Subtotal	139.3	145.8	(4.5)	397.0	409.7	390.5
Public Sector	46.1	43.7	5.5	135.2	129.9	117.6
Total Sales	$185.4	$189.5	(2.2)	$532.2	$539.6	$508.1

5. 2

Unum Group Consolidated Balance Sheets

	December 31
	2024	2023
Assets

Investments
Fixed Maturity Securities - at fair value	$35,629.9	$36,833.9
Mortgage Loans	2,224.5	2,318.2
Policy Loans	3,617.2	3,620.2
Other Long-term Investments	1,694.4	1,579.4
Short-term Investments	2,540.3	1,610.7
Total Investments	45,706.3	45,962.4

Other Assets
Cash and Bank Deposits	162.8	146.0
Accounts and Premiums Receivable	1,459.0	1,543.7
Reinsurance Recoverable	8,296.4	9,108.4
Accrued Investment Income	649.8	633.9
Deferred Acquisition Costs	2,842.8	2,714.5
Goodwill	349.1	349.9
Property and Equipment	487.6	485.3
Deferred Income Tax	369.7	649.4
Other Assets	1,635.8	1,661.7

Total Assets	$61,959.3	$63,255.2

Unum Group Consolidated Balance Sheets - Continued

	December 31
	2024	2023
Liabilities and Stockholders' Equity

Liabilities
Future Policy Benefits	$36,806.4	$40,009.4
Policyholders' Account Balances	5,633.7	5,667.7
Unearned Premiums	384.0	380.2
Other Policyholders’ Funds	1,526.7	1,615.7
Income Tax Payable	226.5	190.0
Deferred Income Tax	31.0	27.0
Short-term Debt	274.6	—
Long-term Debt	3,465.2	3,430.4
Other Liabilities	2,650.1	2,283.4

Total Liabilities	50,998.2	53,603.8

Stockholders’ Equity
Common Stock	19.5	19.4
Additional Paid-in Capital	1,489.6	1,547.8
Accumulated Other Comprehensive Loss	(2,523.7)	(3,308.0)
Retained Earnings	12,914.0	11,431.5
Treasury Stock - at cost	(938.3)	(39.3)

Total Stockholders’ Equity	10,961.1	9,651.4

Total Liabilities and Stockholders’ Equity	$61,959.3	$63,255.2

6. 1

Unum Group Balance Sheets by Segment - December 31, 2024

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum International	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$6,016.7	$1,924.5	$4,557.3	$12,498.5	$2,968.7	$3,249.7	$23,862.5	$3,126.9	$45,706.3
Deferred Acquisition Costs	61.1	51.1	1,148.4	1,260.6	53.0	1,529.2	—	—	2,842.8
Goodwill	8.9	—	271.1	280.0	41.4	27.7	—	—	349.1
Reinsurance Recoverable	31.7	5.7	166.4	203.8	99.0	4.3	7,989.3	—	8,296.4
All Other	351.2	202.4	185.1	738.7	129.2	153.3	1,524.2	2,219.3	4,764.7
Total Assets	$6,469.6	$2,183.7	$6,328.3	$14,981.6	$3,291.3	$4,964.2	$33,376.0	$5,346.2	$61,959.3

Liabilities
Future Policy Benefits	$4,773.9	$836.0	$3,059.8	$8,669.7	$2,163.0	$1,904.2	$24,069.5	$—	$36,806.4
Policyholders' Account Balances	—	—	675.7	675.7	—	862.5	4,095.5	—	5,633.7
Unearned Premiums	1.6	6.1	44.0	51.7	165.5	45.4	121.4	—	384.0
Other Policyholders' Funds	37.7	775.9	32.7	846.3	60.1	8.3	612.0	—	1,526.7
Debt	—	—	—	—	—	—	—	3,739.8	3,739.8
All Other	34.2	25.8	149.3	209.3	119.0	63.9	598.2	1,917.2	2,907.6
Total Liabilities	4,847.4	1,643.8	3,961.5	10,452.7	2,507.6	2,884.3	29,496.6	5,657.0	50,998.2

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,584.2	626.8	2,366.2	4,577.2	775.6	1,938.8	5,164.7	345.3	12,801.6
Net Unrealized Loss on Securities and Net Gain (Loss) on Hedges	(192.6)	(111.0)	(211.1)	(514.7)	(134.9)	(138.8)	(1,581.4)	(656.1)	(3,025.9)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	230.6	24.1	211.7	466.4	143.0	279.9	296.1	—	1,185.4
Total Allocated Stockholders' Equity	1,622.2	539.9	2,366.8	4,528.9	783.7	2,079.9	3,879.4	(310.8)	10,961.1

Total Liabilities and Allocated Stockholders' Equity	$6,469.6	$2,183.7	$6,328.3	$14,981.6	$3,291.3	$4,964.2	$33,376.0	$5,346.2	$61,959.3

Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with our target capital levels for regulatory and rating agency purposes. We modify this formula periodically to recognize changes in the views of capital requirements.
6. 2

Unum Group Balance Sheets by Segment - December 31, 2023

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum International	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$6,621.9	$2,076.6	$4,608.4	$13,306.9	$2,806.7	$3,144.3	$24,067.0	$2,637.5	$45,962.4
Deferred Acquisition Costs	63.6	48.9	1,119.7	1,232.2	46.9	1,435.4	—	—	2,714.5
Goodwill	8.9	—	271.1	280.0	42.2	27.7	—	—	349.9
Reinsurance Receivable	42.9	9.0	174.9	226.8	107.2	5.5	8,768.9	—	9,108.4
All Other	124.8	211.7	178.7	515.2	369.9	217.5	2,436.9	1,580.5	5,120.0
Total Assets	$6,862.1	$2,346.2	$6,352.8	$15,561.1	$3,372.9	$4,830.4	$35,272.8	$4,218.0	$63,255.2

Liabilities
Future Policy Benefits	$5,200.8	$923.0	$3,295.3	$9,419.1	$2,305.3	$1,997.8	$26,287.2	$—	$40,009.4
Policyholders' Account Balances	—	—	678.1	678.1	—	869.8	4,119.8	—	5,667.7
Unearned Premiums	1.7	6.3	46.6	54.6	151.4	44.5	129.7	—	380.2
Other Policyholders' Funds	32.3	813.0	28.6	873.9	66.0	8.0	667.8	—	1,615.7
Debt	—	—	—	—	—	—	—	3,430.4	3,430.4
All Other	32.1	51.2	152.6	235.9	84.4	60.1	505.8	1,614.2	2,500.4
Total Liabilities	5,266.9	1,793.5	4,201.2	11,261.6	2,607.1	2,980.2	31,710.3	5,044.6	53,603.8

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,549.7	645.1	2,274.4	4,469.2	778.0	1,799.5	5,483.5	(237.6)	12,292.6
Net Unrealized Loss on Securities and Net Gain (Loss) on Hedges	(152.0)	(114.2)	(159.2)	(425.4)	(95.5)	(108.0)	(774.9)	(589.0)	(1,992.8)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	197.5	21.8	36.4	255.7	83.3	158.7	(1,146.1)	—	(648.4)
Total Allocated Stockholders' Equity	1,595.2	552.7	2,151.6	4,299.5	765.8	1,850.2	3,562.5	(826.6)	9,651.4

Total Liabilities and Allocated Stockholders' Equity	$6,862.1	$2,346.2	$6,352.8	$15,561.1	$3,372.9	$4,830.4	$35,272.8	$4,218.0	$63,255.2

6. 3

Unum Group Financial Results by Segment

We measure and analyze our segment performance on the basis of "adjusted operating revenue" and "adjusted operating income" or "adjusted operating loss", which differ from total revenue and income before income tax as presented in our consolidated statements of income due to the exclusion of investment gains or losses, amortization of the cost of reinsurance, non-contemporaneous reinsurance, and reserve assumption updates, as well as certain other items as specified in the following pages. Investment gains or losses primarily include realized investment gains or losses, expected investment credit losses, and gains or losses on derivatives. These performance measures are in accordance with GAAP guidance for segment reporting, but they should not be viewed as a substitute for total revenue, income before income tax, or net income.

	Three Months Ended			Year Ended
	12/31/2024	12/31/2023	% Change	12/31/2024	12/31/2023	% Change
Premium Income
Unum US	$1,721.4	$1,670.5	3.0%	$6,883.2	$6,579.2	4.6%
Unum International	242.4	218.1	11.1	949.5	825.2	15.1
Colonial Life	448.9	434.8	3.2	1,783.9	1,726.1	3.3
Closed Block	218.4	228.3	(4.3)	880.8	915.5	(3.8)
	2,631.1	2,551.7	3.1	10,497.4	10,046.0	4.5
Net Investment Income
Unum US	156.1	158.4	(1.5)	632.2	639.9	(1.2)
Unum International	34.3	33.2	3.3	128.8	137.2	(6.1)
Colonial Life	42.1	38.9	8.2	161.5	153.5	5.2
Closed Block	297.3	270.3	10.0	1,148.9	1,066.3	7.7
Corporate	13.8	30.0	(54.0)	58.6	99.8	(41.3)
	543.6	530.8	2.4	2,130.0	2,096.7	1.6
Other Income
Unum US	57.0	54.4	4.8	235.9	220.5	7.0
Unum International	0.4	0.6	(33.3)	1.6	1.6	—
Colonial Life	0.4	0.3	33.3	4.0	1.2	N.M.
Closed Block	14.0	12.5	12.0	51.7	52.6	(1.7)
Corporate	0.2	0.8	(75.0)	1.3	3.3	(60.6)
	72.0	68.6	5.0	294.5	279.2	5.5
Total Adjusted Operating Revenue
Unum US	1,934.5	1,883.3	2.7	7,751.3	7,439.6	4.2
Unum International	277.1	251.9	10.0	1,079.9	964.0	12.0
Colonial Life	491.4	474.0	3.7	1,949.4	1,880.8	3.6
Closed Block	529.7	511.1	3.6	2,081.4	2,034.4	2.3
Corporate	14.0	30.8	(54.5)	59.9	103.1	(41.9)
	$3,246.7	$3,151.1	3.0	$12,921.9	$12,421.9	4.0

Unum Group Financial Results by Segment - Continued

	Three Months Ended			Year Ended
	12/31/2024	12/31/2023	% Change	12/31/2024	12/31/2023	% Change
Benefits and Expenses
Unum US	$1,601.3	$1,541.2	3.9%	$6,168.5	$5,955.3	3.6%
Unum International	239.5	212.5	12.7	929.6	823.8	12.8
Colonial Life	368.7	386.2	(4.5)	1,436.7	1,400.0	2.6
Closed Block	517.2	509.2	1.6	1,834.8	2,317.2	(20.8)
Corporate	64.4	67.3	(4.3)	266.4	249.5	6.8
	2,791.1	2,716.4	2.7	10,636.0	10,745.8	(1.0)

Income (Loss) Before Income Tax and Net Investment Loss
Unum US	333.2	342.1	(2.6)	1,582.8	1,484.3	6.6
Unum International	37.6	39.4	(4.6)	150.3	140.2	7.2
Colonial Life	122.7	87.8	39.7	512.7	480.8	6.6
Closed Block	12.5	1.9	N.M.	246.6	(282.8)	187.2
Corporate	(50.4)	(36.5)	38.1	(206.5)	(146.4)	41.1
	455.6	434.7	4.8	2,285.9	1,676.1	36.4

Income Tax Expense Before Net Investment Loss	98.7	99.5	(0.8)	479.8	364.1	31.8

Income Before Net Investment Loss	356.9	335.2	6.5	1,806.1	1,312.0	37.7

Net Investment Loss (net of tax benefit of $1.9; $1.4; $7.6; $7.8)	(8.2)	(4.6)	78.3	(27.0)	(28.2)	(4.3)

Net Income	$348.7	$330.6	5.5	$1,779.1	$1,283.8	38.6

7. 1

Unum Group Quarterly Historical Financial Results by Segment

	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023
Premium Income
Unum US	$1,721.4	$1,723.5	$1,730.9	$1,707.4	$1,670.5	$1,657.7	$1,641.4	$1,609.6
Unum International	242.4	246.6	228.8	231.7	218.1	210.6	207.9	188.6
Colonial Life	448.9	441.9	446.2	446.9	434.8	431.2	430.6	429.5
Closed Block	218.4	216.8	221.3	224.3	228.3	226.4	229.2	231.6
	2,631.1	2,628.8	2,627.2	2,610.3	2,551.7	2,525.9	2,509.1	2,459.3
Net Investment Income
Unum US	156.1	161.0	158.1	157.0	158.4	166.2	158.0	157.3
Unum International	34.3	30.4	38.0	26.1	33.2	27.3	45.8	30.9
Colonial Life	42.1	39.6	40.5	39.3	38.9	39.3	38.0	37.3
Closed Block	297.3	284.3	294.2	273.1	270.3	274.9	263.9	257.2
Corporate	13.8	12.5	14.3	18.0	30.0	18.3	25.4	26.1
	543.6	527.8	545.1	513.5	530.8	526.0	531.1	508.8
Other Income
Unum US	57.0	60.1	58.2	60.6	54.4	58.0	54.5	53.6
Unum International	0.4	0.4	0.5	0.3	0.6	0.5	0.1	0.4
Colonial Life	0.4	0.4	0.2	3.0	0.3	0.3	0.4	0.2
Closed Block	14.0	12.4	12.2	13.1	12.5	12.8	13.8	13.5
Corporate	0.2	—	0.4	0.7	0.8	—	2.3	0.2
	72.0	73.3	71.5	77.7	68.6	71.6	71.1	67.9
Total Adjusted Operating Revenue
Unum US	1,934.5	1,944.6	1,947.2	1,925.0	1,883.3	1,881.9	1,853.9	1,820.5
Unum International	277.1	277.4	267.3	258.1	251.9	238.4	253.8	219.9
Colonial Life	491.4	481.9	486.9	489.2	474.0	470.8	469.0	467.0
Closed Block	529.7	513.5	527.7	510.5	511.1	514.1	506.9	502.3
Corporate	14.0	12.5	14.7	18.7	30.8	18.3	27.7	26.3
	$3,246.7	$3,229.9	$3,243.8	$3,201.5	$3,151.1	$3,123.5	$3,111.3	$3,036.0

Unum Group Quarterly Historical Financial Results by Segment - Continued

	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023
Benefits and Expenses
Unum US	$1,601.3	$1,437.7	$1,589.7	$1,539.8	$1,541.2	$1,395.3	$1,510.8	$1,508.0
Unum International	239.5	244.6	224.8	220.7	212.5	219.5	210.3	181.5
Colonial Life	368.7	322.5	370.0	375.5	386.2	287.2	353.5	373.1
Closed Block	517.2	320.4	493.4	503.8	509.2	869.0	476.6	462.4
Corporate	64.4	77.2	60.0	64.8	67.3	59.8	62.6	59.8
	2,791.1	2,402.4	2,737.9	2,704.6	2,716.4	2,830.8	2,613.8	2,584.8

Income (Loss) Before Income Tax Expense and Net Investment Gain (Loss)
Unum US	333.2	506.9	357.5	385.2	342.1	486.6	343.1	312.5
Unum International	37.6	32.8	42.5	37.4	39.4	18.9	43.5	38.4
Colonial Life	122.7	159.4	116.9	113.7	87.8	183.6	115.5	93.9
Closed Block	12.5	193.1	34.3	6.7	1.9	(354.9)	30.3	39.9
Corporate	(50.4)	(64.7)	(45.3)	(46.1)	(36.5)	(41.5)	(34.9)	(33.5)
	455.6	827.5	505.9	496.9	434.7	292.7	497.5	451.2

Income Tax Expense Before Net Investment Gain (Loss)	98.7	172.0	108.2	100.9	99.5	66.3	105.3	93.0

Income Before Net Investment Gain (Loss)	356.9	655.5	397.7	396.0	335.2	226.4	392.2	358.2

Net Investment Gain (Loss)	(10.1)	(12.9)	(10.4)	(1.2)	(6.0)	(31.0)	0.9	0.1
Tax Expense (Benefit) on Net Investment Gain (Loss)	(1.9)	(3.1)	(2.2)	(0.4)	(1.4)	(6.6)	0.2	—
Net Income	$348.7	$645.7	$389.5	$395.2	$330.6	$202.0	$392.9	$358.3

Net Income Per Common Share - Assuming Dilution	$1.92	$3.46	$2.05	$2.04	$1.69	$1.02	$1.98	$1.80

8. 1

Unum Group Financial Results for Unum US Segment

	Three Months Ended		Year Ended
	12/31/2024	12/31/2023	12/31/2024	12/31/2023	12/31/2022
Adjusted Operating Revenue
Premium Income	$1,721.4	$1,670.5	$6,883.2	$6,579.2	$6,251.4
Net Investment Income	156.1	158.4	632.2	639.9	676.3
Other Income	57.0	54.4	235.9	220.5	196.3
Total	1,934.5	1,883.3	7,751.3	7,439.6	7,124.0

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	1,024.7	995.9	3,864.7	3,808.5	3,970.9
Commissions	177.4	170.7	729.3	664.4	614.4
Deferral of Acquisition Costs	(73.5)	(84.1)	(320.9)	(314.7)	(273.1)
Amortization of Deferred Acquisition Costs	75.8	68.4	292.5	267.6	240.9
Other Expenses	396.9	390.3	1,602.9	1,529.5	1,427.5
Total	1,601.3	1,541.2	6,168.5	5,955.3	5,980.6

Income Before Income Tax and Net Investment Gains and Losses	333.2	342.1	1,582.8	1,484.3	1,143.4
Reserve Assumption Updates	—	—	(143.6)	(128.8)	(170.8)
Adjusted Operating Income	$333.2	$342.1	$1,439.2	$1,355.5	$972.6

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	59.5%	59.6%	58.2%	59.8%	66.3%
Other Expense Ratio[2]	22.3%	22.6%	22.5%	22.5%	22.2%
Income Ratio			23.0%	22.6%	18.3%
Adjusted Operating Income Ratio	19.4%	20.5%	20.9%	20.6%	15.6%

[1]Excludes the reserve assumption updates that occurred during the third quarters of 2024, 2023, and 2022.
[2]Ratio of Other Expenses to Premium Income plus Unum US Group Disability Other Income, which is primarily related to fee-based services.

Unum Group Financial Results for Unum US Group Disability

	Three Months Ended		Year Ended
	12/31/2024	12/31/2023	12/31/2024	12/31/2023	12/31/2022
Adjusted Operating Revenue
Premium Income
Group Long-term Disability	$525.8	$517.9	$2,086.1	$2,057.2	$1,911.7
Group Short-term Disability	273.3	259.3	1,084.0	1,012.3	926.3
Total Premium Income	799.1	777.2	3,170.1	3,069.5	2,838.0
Net Investment Income	76.4	78.4	311.2	324.8	349.1
Other Income	57.3	53.5	232.1	211.6	191.8
Total	932.8	909.1	3,713.4	3,605.9	3,378.9

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	482.5	462.8	1,781.8	1,693.2	1,782.4
Commissions	60.3	57.9	244.4	230.5	211.3
Deferral of Acquisition Costs	(14.1)	(15.5)	(62.2)	(60.2)	(53.1)
Amortization of Deferred Acquisition Costs	17.9	15.5	64.7	57.6	53.0
Other Expenses	239.7	236.3	973.5	936.1	862.3
Total	786.3	757.0	3,002.2	2,857.2	2,855.9

Income Before Income Tax and Net Investment Gains and Losses	146.5	152.1	711.2	748.7	523.0
Reserve Assumption Updates	—	—	(90.0)	(121.0)	(121.0)
Adjusted Operating Income	$146.5	$152.1	$621.2	$627.7	$402.0

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	60.4%	59.5%	59.0%	59.1%	67.1%
Other Expense Ratio[2]	28.0%	28.4%	28.6%	28.5%	28.5%
Income Ratio			22.4%	24.4%	18.4%
Adjusted Operating Income Ratio	18.3%	19.6%	19.6%	20.4%	14.2%

Persistency:
Group Long-term Disability			93.3%	90.8%	90.7%
Group Short-term Disability			91.7%	88.9%	88.9%

[1]Excludes the reserve assumption updates that occurred during the third quarters of 2024, 2023, and 2022.
[2]Ratio of Other Expenses to Premium Income plus Other Income, which is primarily related to fee-based services.
9. 1

Unum Group Financial Results for Unum US Group Life and Accidental Death & Dismemberment

	Three Months Ended		Year Ended
	12/31/2024	12/31/2023	12/31/2024	12/31/2023	12/31/2022
Adjusted Operating Revenue
Premium Income
Group Life	$446.8	$424.7	$1,784.7	$1,679.0	$1,669.1
Accidental Death & Dismemberment	46.8	44.3	186.1	175.5	173.7
Total Premium Income	493.6	469.0	1,970.8	1,854.5	1,842.8
Net Investment Income	21.7	21.9	88.3	90.1	100.3
Other Income	0.1	0.3	1.5	1.0	1.6
Total	515.4	491.2	2,060.6	1,945.6	1,944.7

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	329.1	325.9	1,294.2	1,347.7	1,415.9
Commissions	41.5	39.1	168.0	155.9	150.4
Deferral of Acquisition Costs	(9.6)	(9.7)	(40.6)	(38.6)	(37.3)
Amortization of Deferred Acquisition Costs	11.7	9.5	38.4	39.0	41.9
Other Expenses	60.0	58.4	243.0	229.9	231.1
Total	432.7	423.2	1,703.0	1,733.9	1,802.0

Income before Income Tax and Net Investment Gains and Losses	82.7	68.0	357.6	211.7	142.7
Reserve Assumption Update	—	—	(13.0)	—	(34.0)
Adjusted Operating Income	$82.7	$68.0	$344.6	$211.7	$108.7

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	66.7%	69.5%	66.3%	72.7%	78.7%
Other Expense Ratio	12.2%	12.5%	12.3%	12.4%	12.5%
Income Ratio			18.1%		7.7%
Adjusted Operating Income (Loss) Ratio	16.8%	14.5%	17.5%	11.4%	5.9%

Persistency:
Group Life			92.0%	89.6%	88.9%
Accidental Death & Dismemberment			91.2%	88.7%	87.9%

[1]Excludes the reserve assumption update that occurred during the third quarters of 2024 and 2022.
9. 2

Unum Group Financial Results for Unum US Supplemental and Voluntary

	Three Months Ended		Year Ended
	12/31/2024	12/31/2023	12/31/2024	12/31/2023	12/31/2022
Adjusted Operating Revenue
Premium Income
Voluntary Benefits	$214.1	$212.7	$879.2	$850.1	$833.7
Individual Disability	141.4	140.3	566.0	527.0	461.1
Dental and Vision	73.2	71.3	297.1	278.1	275.8
Total Premium Income	428.7	424.3	1,742.3	1,655.2	1,570.6
Net Investment Income	58.0	58.1	232.7	225.0	226.9
Other Income	(0.4)	0.6	2.3	7.9	2.9
Total	486.3	483.0	1,977.3	1,888.1	1,800.4

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	213.1	207.2	788.7	767.6	772.6
Commissions	75.6	73.7	316.9	278.0	252.7
Deferral of Acquisition Costs	(49.8)	(58.9)	(218.1)	(215.9)	(182.7)
Amortization of Deferred Acquisition Costs	46.2	43.4	189.4	171.0	146.0
Other Expenses	97.2	95.6	386.4	363.5	334.1
Total	382.3	361.0	1,463.3	1,364.2	1,322.7

Income Before Income Tax and Net Investment Gains and Losses	104.0	122.0	514.0	523.9	477.7
Reserve Assumption Updates - Voluntary Benefits	—	—	12.2	(10.4)	(17.0)
Reserve Assumption Updates - Individual Disability	—	—	(52.8)	2.6	1.2
Adjusted Operating Income	$104.0	$122.0	$473.4	$516.1	$461.9

Operating Ratios (% of Premium Income):
Benefit Ratios:
Voluntary Benefits[1]	47.3%	45.1%	43.0%	39.8%	43.6%
Individual Disability[1]	41.0%	44.4%	41.0%	44.3%	49.3%
Dental and Vision	73.5%	68.7%	73.9%	73.1%	71.6%
Other Expense Ratio	22.7%	22.5%	22.2%	22.0%	21.3%
Income Ratio			29.5%	31.7%	30.4%
Adjusted Operating Income Ratio	24.3%	28.8%	27.2%	31.2%	29.4%

Persistency:
Voluntary Benefits			76.0%	75.5%	75.8%
Individual Disability			89.0%	89.0%	89.5%
Dental and Vision			81.4%	77.1%	79.9%

[1]Excludes the reserve assumption updates that occurred during the third quarters of 2024, 2023, and 2022.
9. 3

Unum Group Financial Results for Unum International Segment

	Three Months Ended		Year Ended
	12/31/2024	12/31/2023	12/31/2024	12/31/2023	12/31/2022
Adjusted Operating Revenue
Premium Income
Unum UK
Group Long-term Disability	$105.6	$98.6	$418.0	$396.1	$376.9
Group Life	55.0	44.8	211.3	169.3	138.2
Supplemental	40.5	41.6	165.6	141.5	114.0
Unum Poland	41.3	33.1	154.6	118.3	89.7
Total Premium Income	242.4	218.1	949.5	825.2	718.8
Net Investment Income	34.3	33.2	128.8	137.2	170.1
Other Income	0.4	0.6	1.6	1.6	0.9
Total	277.1	251.9	1,079.9	964.0	889.8

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	169.3	146.5	656.7	579.8	549.6
Commissions	20.8	18.7	82.5	72.5	56.3
Deferral of Acquisition Costs	(4.6)	(3.8)	(17.8)	(14.6)	(12.0)
Amortization of Deferred Acquisition Costs	2.2	2.3	9.5	8.4	8.2
Other Expenses	51.8	48.8	198.7	177.7	146.1
Total	239.5	212.5	929.6	823.8	748.2

Income Before Income Tax and Net Investment Gains and Losses	37.6	39.4	150.3	140.2	141.6
Reserve Assumption Updates	—	—	7.5	17.9	(7.6)
Adjusted Operating Income	$37.6	$39.4	$157.8	$158.1	$134.0

Unum Group Financial Results for Unum UK

	Three Months Ended		Year Ended
(in millions of pounds, except exchange rate)	12/31/2024	12/31/2023	12/31/2024	12/31/2023	12/31/2022
Adjusted Operating Revenue
Premium Income
Group Long-term Disability	£82.4	£79.6	£327.0	£318.5	£304.6
Group Life	42.9	36.1	165.1	136.1	112.3
Supplemental	31.6	33.4	129.5	113.7	92.3
Total Premium Income	156.9	149.1	621.6	568.3	509.2
Net Investment Income	24.4	24.7	91.9	102.4	131.9
Other Income (Loss)	(0.1)	0.1	0.1	0.2	0.1
Total	181.2	173.9	713.6	670.9	641.2

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	113.1	101.2	440.2	408.5	398.4
Commissions	9.2	9.1	38.2	37.4	31.8
Deferral of Acquisition Costs	(1.0)	(0.9)	(3.8)	(3.9)	(4.2)
Amortization of Deferred Acquisition Costs	1.2	1.4	5.2	5.2	5.3
Other Expenses	31.1	32.2	122.4	115.4	95.6
Total	153.6	143.0	602.2	562.6	526.9

Income Before Income Tax and Net Investment Gains and Losses	27.6	30.9	111.4	108.3	114.3
Reserve Assumption Updates	—	—	6.4	16.3	(5.3)
Adjusted Operating Income	£27.6	£30.9	£117.8	£124.6	£109.0

Weighted Average Pound/Dollar Exchange Rate	1.279	1.243	1.278	1.243	1.221

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	72.1%	67.9%	69.8%	69.0%	79.3%
Other Expense Ratio	19.8%	21.6%	19.7%	20.3%	18.8%
Income Ratio			17.9%	19.1%	22.4%
Adjusted Operating Income Ratio	17.6%	20.7%	19.0%	21.9%	21.4%

Persistency:
Group Long-term Disability			92.0%	92.5%	85.1%
Group Life			89.1%	83.0%	87.9%
Supplemental			90.4%	91.7%	92.8%

[1]Excludes the reserve assumption updates that occurred during the third quarters of 2024, 2023, and 2022.
10. 1

Unum Group Financial Results for Colonial Life Segment

	Three Months Ended		Year Ended
	12/31/2024	12/31/2023	12/31/2024	12/31/2023	12/31/2022
Adjusted Operating Revenue
Premium Income
Accident, Sickness, and Disability	$244.0	$238.1	$969.5	$946.1	$948.9
Life	115.4	108.4	458.0	426.5	401.1
Cancer and Critical Illness	89.5	88.3	356.4	353.5	352.0
Total Premium Income	448.9	434.8	1,783.9	1,726.1	1,702.0
Net Investment Income	42.1	38.9	161.5	153.5	152.7
Other Income	0.4	0.3	4.0	1.2	1.1
Total	491.4	474.0	1,949.4	1,880.8	1,855.8

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	210.0	231.2	804.7	798.1	826.1
Commissions	96.2	92.7	378.4	359.4	340.0
Deferral of Acquisition Costs	(78.1)	(76.8)	(312.8)	(302.9)	(271.8)
Amortization of Deferred Acquisition Costs	55.1	52.0	219.0	205.4	172.0
Other Expenses	85.5	87.1	347.4	340.0	321.4
Total	368.7	386.2	1,436.7	1,400.0	1,387.7

Income Before Income Tax and Net Investment Gains and Losses	122.7	87.8	512.7	480.8	468.1
Reserve Assumption Updates	—	—	(46.0)	(80.7)	(55.2)
Adjusted Operating Income	$122.7	$87.8	$466.7	$400.1	$412.9

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	46.8%	53.2%	47.7%	50.9%	51.8%
Other Expense Ratio	19.0%	20.0%	19.5%	19.7%	18.9%
Income Ratio			28.7%	27.9%	27.5%
Adjusted Operating Income Ratio	27.3%	20.2%	26.2%	23.2%	24.3%

Persistency:
Accident, Sickness, and Disability			73.7%	73.6%	73.3%
Life			84.4%	85.1%	84.5%
Cancer and Critical Illness			82.2%	82.4%	82.3%

[1]Excludes the reserve assumption updates that occurred during the third quarters of 2024, 2023, and 2022.

Unum Group Financial Results for Closed Block Segment

	Three Months Ended		Year Ended
	12/31/2024	12/31/2023	12/31/2024	12/31/2023	12/31/2022
Adjusted Operating Revenue
Premium Income
Long-term Care	$174.6	$174.8	$696.1	$696.0	$697.4
All Other	43.8	53.5	184.7	219.5	246.9
Total Premium Income	218.4	228.3	880.8	915.5	944.3
Net Investment Income	297.3	270.3	1,148.9	1,066.3	1,070.6
Other Income	14.0	12.5	51.7	52.6	58.0
Total	529.7	511.1	2,081.4	2,034.4	2,072.9

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	457.2	446.6	1,591.8	2,070.7	1,648.0
Commissions	16.4	18.3	68.4	73.8	75.7
Other Expenses	43.6	44.3	174.6	172.7	172.3
Total	517.2	509.2	1,834.8	2,317.2	1,896.0

Income (Loss) Before Income Tax and Net Investment Gains and Losses	12.5	1.9	246.6	(282.8)	176.9
Amortization of the Cost of Reinsurance	10.3	11.0	41.4	44.1	50.3
Non-Contemporaneous Reinsurance	4.9	8.4	25.1	34.8	34.4
Reserve Assumption Updates - Long-term Care	—	—	(174.1)	368.1	(2.9)
Reserve Assumption Updates - All Other	—	—	(1.2)	0.7	(6.8)
Adjusted Operating Income	$27.7	$21.3	$137.8	$164.9	$251.9

Long-term Care Net Premium Ratio			94.6%	93.5%	85.1%

Operating Ratios (% of Premium Income):
Other Expense Ratio[1]	15.2%	14.6%	15.1%	14.0%	12.9%
Income (Loss) Ratio	5.7%	0.8%	28.0%	(30.9)%	18.7%
Adjusted Operating Income Ratio	12.7%	9.3%	15.6%	18.0%	26.7%

Long-term Care Persistency			95.8%	95.6%	95.7%

[1]Excludes amortization of the cost of reinsurance.

Unum Group Financial Results for Corporate Segment

	Three Months Ended		Year Ended
	12/31/2024	12/31/2023	12/31/2024	12/31/2023	12/31/2022
Adjusted Operating Revenue
Net Investment Income	$13.8	$30.0	$58.6	$99.8	$52.5
Other Income	0.2	0.8	1.3	3.3	4.8
Total	14.0	30.8	59.9	103.1	57.3

Interest, Debt, and Other Expenses	64.4	67.3	266.4	249.5	221.6

Loss Before Income Tax and Net Investment Gains and Losses	(50.4)	(36.5)	(206.5)	(146.4)	(164.3)
Loss on Legal Settlement	—	—	15.3	—	—
Adjusted Operating Loss	$(50.4)	$(36.5)	$(191.2)	$(146.4)	$(164.3)

Unum Group Investments

	12/31/2024			12/31/2024	12/31/2023
Fixed Maturity Securities (Fair Value)			Selected Statistics
Public	$23,163.2	65.0%	Earned Book Yield	4.44%	4.45%
Mortgage-Backed/Asset-Backed Securities[1]	917.2	2.6	Average Duration (in years)	8.28	8.41
Private Placements	5,515.7	15.5
High Yield	1,436.2	4.0
Government Securities	1,298.6	3.7
Municipal Securities	3,291.4	9.2
Redeemable Preferred Stocks	7.6	—
Total	$35,629.9	100.0%

	Amortized Cost	Fair Value	Private Equity Partnerships	12/31/2024	12/31/2023
Quality Ratings of Fixed Maturity Securities			Private Credit Partnerships	$289.2	$283.6
Aaa	2.9%	2.9%	Private Equity Partnerships	640.2	571.9
Aa	15.4	14.8	Real Asset Partnerships	521.2	470.7
A	30.5	30.9	Total	$1,450.6	$1,326.2
Baa	47.3	47.4
Below Baa	3.9	4.0
Total	100.0%	100.0%	Non-Current Investments	$13.0	$—

1Includes credit-tranched securities collateralized by loan obligations, auto loans, and other asset types

Unum Group Investments at December 31, 2024

Fixed Maturity Securities - By Industry Classification - Unrealized Gain (Loss)
Classification	Fair Value	Net Unrealized Gain (Loss)	Fair Value with Gross Unrealized Loss	Gross Unrealized Loss	Fair Value with Gross Unrealized Gain	Gross Unrealized Gain
Basic Industry	$2,470.0	$(148.1)	$1,749.5	$181.7	$720.5	$33.6
Capital Goods	3,237.3	(152.3)	2,015.0	222.0	1,222.3	69.7
Communications	2,171.8	(107.1)	1,103.1	193.1	1,068.7	86.0
Consumer Cyclical	1,366.3	(114.1)	1,043.3	132.6	323.0	18.5
Consumer Non-Cyclical	6,256.1	(545.0)	4,457.5	648.3	1,798.6	103.3
Energy	2,514.2	(18.2)	1,044.8	109.6	1,469.4	91.4
Financial Institutions	3,832.6	(353.5)	3,281.1	374.2	551.5	20.7
Mortgage/Asset-Backed[1]	917.2	(32.2)	485.8	37.2	431.4	5.0
Sovereigns	768.1	(144.0)	438.2	153.5	329.9	9.5
Technology	1,363.6	(135.7)	1,192.7	144.6	170.9	8.9
Transportation	1,617.9	(136.6)	1,234.3	155.1	383.6	18.5
U.S. Government Agencies and Municipalities	3,821.9	(518.3)	2,597.0	597.7	1,224.9	79.4
Public Utilities	5,292.9	(232.1)	2,831.2	364.4	2,461.7	132.3
Total	$35,629.9	$(2,637.2)	$23,473.5	$3,314.0	$12,156.4	$676.8

Gross Unrealized Loss on Fixed Maturity Securities by Length of Time in Unrealized Loss Position
	Investment-Grade			Below-Investment-Grade
Category	Fair Value	Gross Unrealized Loss		Fair Value	Gross Unrealized Loss
Less than 91 days	$5,626.9	$(188.9)		$329.3	$(4.8)
91 through 180 days	840.7	(56.6)		42.6	(1.2)
181 through 270 days	16.5	(3.1)		0.0	—
271 days to 1 year	170.3	(15.2)		5.0	(0.1)
Greater than 1 year	15,954.6	(2,972.4)		487.6	(71.7)
Total	$22,609.0	$(3,236.2)		$864.5	$(77.8)

1Includes credit-tranched securities collateralized by loan obligations, auto loans, and other asset types
14. 1

Appendix to Statistical Supplement

2024 Significant Items:

•Third quarter of 2024 reserve assumption updates resulting in a net reserve decrease of $357.4 million before tax, or $282.6 million after tax.
•During the third quarter of 2024, we incurred a loss of $15.3 million before tax, or $12.1 million after tax, for the settlement of an employment-related matter.

2023 Significant Items

•Third quarter of 2023 reserve assumption updates resulting in a net reserve increase of $177.2 million before tax, or $139.3 million after tax.
•In 2018, the Financial Accounting Standards Board issued ASU 2018-12, "Targeted Improvements to the Accounting for Long-Duration Contracts." This update significantly amended the accounting and disclosure requirements for long-duration insurance contracts. The update was effective for periods beginning January 1, 2023. We adopted this guidance effective January 1, 2023, using the modified retrospective approach with changes applied as of January 1, 2021, also referred to as the transition date.

2022 Significant Items

•Third quarter of 2022 reserve assumption updates resulting in a net reserve reduction of $243.3 million before tax, or $192.1 million after tax.

Appendix to Statistical Supplement - Continued

Non-GAAP Financial Measures

We analyze our performance using non-GAAP financial measures which exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We believe the following non-GAAP financial measures are better performance measures and better indicators of the revenue and profitability and underlying trends in our business:

•Consolidated adjusted operating revenue, which excludes investment gains or losses;
•After-tax adjusted operating income or loss, which excludes investment gains or losses, amortization of the cost of reinsurance, non-contemporaneous reinsurance, and reserve assumption updates, as well as certain other items, as applicable;
•Adjusted operating return on equity, which is calculated using after-tax adjusted operating income or loss and excludes from equity the unrealized gain or loss on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net gain or loss on hedges;
~~•~~Leverage ratio, which excludes the unrealized gain or loss on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net gain or loss on derivatives;
•Book value per common share, which is calculated excluding accumulated other comprehensive income (loss) (AOCI);
•Premium income in constant currency, which excludes the impact of fluctuations in exchange rates between the U.S. dollar and the local currencies in which our Unum International segment is conducted. Given volatility in foreign currency exchange markets, exchange rates can fluctuate between periods. We believe translating prior period results using current period local currency exchange rates provides a more comparable view of our results; and
•Adjusted operating expense ratio, which excludes amortization of the cost of reinsurance as well as certain other items.

Investment gains or losses primarily include realized investment gains or losses, expected investment credit losses, and gains or losses on derivatives. Investment gains or losses and unrealized gains or losses on securities depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our Company. Leverage ratio and book value per common share excluding certain components of AOCI, certain of which tend to fluctuate depending on market conditions and general economic trends, are important measures.

We exited a substantial portion of our Closed Block individual disability product line through the two phases of the reinsurance transaction that were executed in December 2020 and March 2021. As a result, we exclude the amortization of the cost of reinsurance that we recognized upon the exit of the business related to the policies on claim status as well as the impact of non-contemporaneous reinsurance that resulted from the adoption of ASU 2018-12. We believe that the exclusion of these items provides a better view of our results from our ongoing businesses.

Cash flow assumptions used to calculate our liability for future policy benefits are reviewed at least annually and updated, as needed, with the resulting impact reflected in net income. While the effects of these assumption updates are recorded in the reporting period in which the review is completed, these updates reflect experience emergence and changes to expectations spanning multiple periods. We believe that by excluding the impact of reserve assumption updates we are providing a more comparable and consistent view of our quarterly results.

We may at other times exclude certain other items from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals, but this exclusion is not an indication that similar items may not recur and does not replace net income or net loss as a measure of our overall profitability.

For a reconciliation of the most directly comparable GAAP measures to these non-GAAP financial measures, refer to the "Reconciliation of Non-GAAP Financial Measures" beginning on page 15.3, other than book value per common share, which is presented on page 2.
15.2

Reconciliation of Non-GAAP Financial Measures

	Three Months Ended
	December 31	September 30	June 30	March 31	December 31	September 30	June 30	March 31
	2024				2023
Total Revenue	$3,236.6	$3,217.0	$3,233.4	$3,200.3	$3,145.1	$3,092.5	$3,112.2	$3,036.1
Excluding:
Net Investment Gain (Loss)	(10.1)	(12.9)	(10.4)	(1.2)	(6.0)	(31.0)	0.9	0.1
Adjusted Operating Revenue	$3,246.7	$3,229.9	$3,243.8	$3,201.5	$3,151.1	$3,123.5	$3,111.3	$3,036.0

15.3

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Adjusted Operating Income (Loss)	Average Allocated Equity[1]	Adjusted Operating Return on Equity

Year Ended December 31, 2024
Unum US	$1,137.6	$4,523.2	25.2%
Unum International	120.9	776.8	15.6%
Colonial Life	368.2	1,869.2	19.7%
Core Operating Segments	1,626.7	7,169.2	22.7%
Closed Block	98.6	5,324.1
Corporate	(137.1)	53.8
Total	$1,588.2	$12,547.1	12.7%

Year Ended December 31, 2023
Unum US	$1,071.0	$4,635.7	23.1%
Unum International	127.9	774.3	16.5%
Colonial Life	315.6	1,744.5	18.1%
Core Operating Segments	1,514.5	7,154.5	21.2%
Closed Block	120.8	5,295.1
Corporate	(121.7)	(573.7)
Total	$1,513.6	$11,875.9	12.7%

Year Ended December 31, 2022
Unum US	$768.6	$4,675.8	16.4%
Unum International	161.8	781.6	20.7%
Colonial Life	325.9	1,642.5	19.9%
Core Operating Segments	1,256.3	7,099.9	17.7%
Closed Block	194.1	4,873.7
Corporate	(156.2)	(979.8)
Total	$1,294.2	$10,993.8	11.8%

1Excludes unrealized gain (loss) on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net gain (loss) on derivatives and is calculated using the stockholders' equity balances presented on page 15.5.
15.4

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Adjusted Operating Income (Loss)	Average Allocated Equity[2]	Annualized Adjusted Operating Return on Equity

Three Months Ended December 31, 2024
Unum US	$263.3	$4,581.8	23.0%
Unum International	28.4	780.2	14.6%
Colonial Life	96.8	1,914.3	20.2%
Core Operating Segments	388.5	7,276.3	21.4%
Closed Block	19.5	5,485.4
Corporate	(39.1)	178.4
Total	$368.9	$12,940.1	11.4%

Three Months Ended December 31, 2023
Unum US	$270.3	$4,451.9	24.3%
Unum International	31.2	777.0	16.1%
Colonial Life	69.3	1,789.3	15.5%
Core Operating Segments	370.8	7,018.2	21.1%
Closed Block	14.1	5,354.7
Corporate	(34.4)	(198.7)
Total	$350.5	$12,174.2	11.5%

2Excludes unrealized gain (loss) on securities and net gain (loss) on derivatives and is calculated using the stockholders' equity balances presented below.

Average allocated equity is computed as follows:

	12/31/2024	9/30/2024	12/31/2023	9/30/2023	12/31/2022	12/31/2021
Total Stockholders' Equity	$10,961.1	$10,951.4	$9,651.4	$9,618.1	$8,735.0	$6,033.9
Excluding:
Net Unrealized Gain (Loss) on Securities	(2,755.2)	(1,491.2)	(1,919.1)	(3,948.4)	(3,028.4)	4,014.4
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	1,185.4	(527.0)	(648.4)	1,688.5	313.9	(8,570.7)
Net Gain (Loss) on Derivatives	(270.7)	(108.9)	(73.7)	(177.7)	(9.6)	61.8
Total Adjusted Stockholders' Equity	$12,801.6	$13,078.5	$12,292.6	$12,055.7	$11,459.1	$10,528.4

	Three Months Ended	Twelve Months Ended	Three Months Ended	Twelve Months Ended	Twelve Months Ended
	12/31/2024		12/31/2023		12/31/2022
Average Adjusted Stockholders' Equity	$12,940.1	$12,547.1	$12,174.2	$11,875.9	$10,993.8

15.5

Reconciliation of Non-GAAP Financial Measures - Continued

	Three Months Ended
	December 31		December 31
	2024		2023
	(in millions)	per share*	(in millions)	per share*
Net Income	$348.7	$1.92	$330.6	$1.69
Excluding:
Net Investment Loss (net of tax benefit of $1.9; $1.4)	(8.2)	(0.04)	(4.6)	(0.02)
Amortization of the Cost of Reinsurance (net of tax benefit of $2.2; $2.3)	(8.1)	(0.04)	(8.7)	(0.04)
Non-Contemporaneous Reinsurance (net of tax benefit of $1.0; $1.8)	(3.9)	(0.03)	(6.6)	(0.04)
After-tax Adjusted Operating Income	$368.9	$2.03	$350.5	$1.79

*Assuming Dilution.

Reconciliation of Non-GAAP Financial Measures - Continued

	Year Ended December 31
	2024		2023		2022
	(in millions)	per share *	(in millions)	per share *	(in millions)	per share *
Net Income	$1,779.1	$9.46	$1,283.8	$6.50	$1,407.2	$6.96
Excluding:
Net Investment Loss (net of tax benefit of $7.6; $7.8; $3.5)	(27.0)	(0.14)	(28.2)	(0.14)	(12.2)	(0.07)
Amortization of the Cost of Reinsurance (net of tax benefit of $8.7; $9.3; $10.6)	(32.7)	(0.17)	(34.8)	(0.18)	(39.7)	(0.20)
Non-Contemporaneous Reinsurance (net of tax benefit of $5.2; $7.3; $7.2)	(19.9)	(0.11)	(27.5)	(0.14)	(27.2)	(0.13)
Reserve Assumption Updates (net of tax expense (benefit) of $74.8; $(37.9); $51.2)	282.6	1.50	(139.3)	(0.70)	192.1	0.96
Loss on Legal Settlement (net of tax benefit of $3.2; $—; $—)	(12.1)	(0.06)	—	—	—	—
After-tax Adjusted Operating Income	$1,588.2	$8.44	$1,513.6	$7.66	$1,294.2	$6.40

*Assuming Dilution.

15.6

Reconciliation of Non-GAAP Financial Measures - Continued

	December 31
	2024	2023	2022
Debt	$3,739.8	$3,430.4	$3,429.8
Including:
Lease Liability	69.4	62.6	67.9
Adjusted Debt and Lease Liability	$3,809.2	$3,493.0	$3,497.7

Total Stockholders' Equity	$10,961.1	$9,651.4	$8,735.0
Excluding:
Net Unrealized Loss on Securities	(2,755.2)	(1,919.1)	(3,028.4)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	1,185.4	(648.4)	313.9
Net Loss on Derivatives	(270.7)	(73.7)	(9.6)
Equity, As Adjusted	12,801.6	12,292.6	11,459.1
Debt, As Adjusted and Lease Liability	3,809.2	3,493.0	3,497.7
Total Adjusted Capital	$16,610.8	$15,785.6	$14,956.8

Leverage Ratio	22.9%	22.1%	23.4%

	Three Months Ended
	December 31, 2024	December 31, 2023
	Premium Income	Premium Income in Local Currency[1]		Weighted Average Exchange Rate[2]	Premium Income in Constant Currency

Unum International
Unum UK	$201.1		£149.1	1.282	$191.1
Unum Poland	41.3	zł	135.7	0.247	33.5
Total	242.4				224.6
Unum US	1,721.4		$1,670.5		1,670.5
Colonial Life	448.9		$434.8		434.8
Core Operations	$2,412.7				$2,329.9

15.7

	Year Ended
	December 31, 2024	December 31, 2023
	Premium Income	Premium Income in Local Currency[1]		Weighted Average Exchange Rate[2]	Premium Income in Constant Currency

Unum International
Unum UK	$794.9		£568.3	1.279	$726.9
Unum Poland	154.6	zł	495.5	0.251	124.4
Total	949.5				851.3
Unum US	6,883.2		$6,579.2		6,579.2
Colonial Life	1,783.9		$1,726.1		1,726.1
Core Operations	$9,616.6				$9,156.6
1Premium income shown in millions of pounds for Unum UK, millions of zlotys for Unum Poland, and millions of U.S. dollars for Unum US and Colonial Life.
2Exchange rate is calculated using the average foreign currency exchange rates for the most recent period, applied to the comparable prior period.

Year Ended
December 31, 2024
Premium Income	$10,497.4
Unum US Group Disability Other Income[1]	232.1
$10,729.5

Expenses
Operating Expenses	$2,388.9
Excluding:
Amortization of the Cost of Reinsurance	(41.4)
Loss on Legal Settlement	(15.3)
Adjusted Operating Expenses	$2,332.2

Operating Expense Ratio	22.8%
Adjusted Operating Expense Ratio	21.7%

[1]Unum US Group Disability Other Income is primarily related to fee-based services.
15.8